GOLDMAN SACHS TRUST

Goldman Sachs Financial Square Funds

FST Service, FST Class B, and FST Class C Shares of the
Goldman Sachs Financial Square Prime Obligations Fund
(the “Fund”)

Supplement Dated October 14, 2011 to the
Prospectus dated December 29, 2010 (the “Prospectus”)

Effective as of the date of this Supplement, the Prospectuses are amended as follows:

In the section “Shareholder Guide—How to Buy Shares—What Is My Minimum Investment In The Fund?” the following language replaces in its entirety the paragraph immediately after the Minimum Investment table:

The minimum investment requirements described above are applied only at the intermediary level, and are not applied to clients individually, in the following situations: (i) clients of bank or brokerage intermediaries offering capital market or treasury services to corporations, non-profit organizations, certain other institutional clients and, under certain limited circumstances, high-net worth individuals; (ii) current or former clients of discretionary investment programs offered by banks, broker-dealers, or other financial intermediaries; and (iii) certain brokerage clients as determined from time to time by the Investment Adviser and/or the Distributor.

The minimum investment requirements described above do not apply to section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations.

Additionally, the minimum investment requirements described above may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates and any Trustee or officer of the Trust. The minimum investment requirements may also be waived for certain mutual fund “wrap” programs at the discretion of the officers of the Goldman Sachs Trust (the “Trust”). No minimum amount is required for additional investments by such accounts.

This Supplement should be retained with your Prospectus for future reference.

FSTPOPMINSTK 10-11